                                                                    EXHIBIT 99.A
                                                                   (PAGE 1 OF 2)
                                MASCOTECH, INC.
                COMPUTATION OF EARNINGS (LOSS) PER COMMON SHARE
                           PRIMARY AND FULLY DILUTED
                    (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)



                                                 FOR THE YEARS ENDED DECEMBER 31
                                                 -------------------------------
                                                   1992        1991       1990
                                                 --------    --------   --------
PRIMARY:

Income (loss) from continuing operations
  before extraordinary income.................    $39,040    $(10,350)  $(26,840)
Preferred stock dividends.....................      9,300       9,600      ---
                                                 --------    --------   --------
Earnings (loss) for computing primary earnings
  (loss) from continuing operations per
  common share before extraordinary income....     29,740     (19,950)   (26,840)
Income (loss) from operations of discontinued
  operations..................................       (610)      1,380      2,420
                                                 --------    --------   --------
Earnings (loss) for computing primary
  earnings (loss) per common share before
  extraordinary income........................     29,130     (18,570)   (24,420)
Extraordinary income..........................      ---         ---        8,240
                                                 --------    --------   --------
Earnings (loss) attributable to common
  stock.......................................    $29,130    $(18,570)  $(16,180)
                                                 --------    --------   --------
                                                 --------    --------   --------

Weighted average number of common shares
  outstanding during each period..............     59,490      59,450     74,740
Addition from assumed exercise of stock
  options.....................................      1,360         240       ---
                                                   ------      ------     ------
Weighted average number of common shares and
  equivalents outstanding during each period
  --without dilution..........................     60,850      59,690     74,740
                                                   ------      ------     ------
                                                   ------      ------     ------

Primary earnings (loss) per common share:
    Continuing operations.....................      $ .49       $(.33)     $(.36)
    Discontinued operations...................       (.01)        .02        .03
                                                   ------      ------     ------
    Income (loss) before extraordinary
      income..................................        .48        (.31)      (.33)
    Extraordinary income......................        --          --         .11
                                                   ------      ------     ------
    Net income (loss).........................      $ .48       $(.31)     $(.22)
                                                   ------      ------     ------
                                                   ------      ------     ------

                                                                    EXHIBIT 99.A
                                                                   (PAGE 2 OF 2)
                                MASCOTECH, INC.
                COMPUTATION OF EARNINGS (LOSS) PER COMMON SHARE
                           PRIMARY AND FULLY DILUTED
                    (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
                                  (CONCLUDED)


                                                 FOR THE YEARS ENDED DECEMBER 31
                                                 -------------------------------
                                                   1992        1991       1990
                                                 --------    --------   --------
FULLY DILUTED:

Income (loss) from continuing operations
  before extraordinary income.................   $ 39,040    $(10,350)  $(26,840)
Preferred stock dividends.....................      9,300       9,600      ---
Add after-tax convertible debenture
  related expenses............................      7,480       7,480      7,790
                                                 --------    --------   --------
Earnings (loss) for computing fully diluted
  earnings (loss) from continuing operations
  per common share before extraordinary
  income .....................................     37,220     (12,470)   (19,050)
Income (loss) from operations of discontinued
  segment.....................................       (610)      1,380      2,420
                                                 --------    --------   --------
Earnings (loss) for computing fully diluted
  earnings (loss) per common share
  before extraordinary income.................     36,610     (11,090)   (16,630)
Extraordinary income..........................      ---         ---        8,240
                                                 --------    --------   --------
Earnings (loss) attributable to common
  stock - as adjusted.........................   $ 36,610    $(11,090)  $ (8,390)
                                                 --------    --------   --------
                                                 --------    --------   --------

Weighted average number of common shares
  outstanding during each period..............     59,490      59,450     74,740
Addition from assumed conversion of
  convertible debentures as of the issue date.     10,380      10,380     10,820
Addition from assumed exercise of stock
  options.....................................      1,650         290       ---
                                                   ------      ------     ------
Weighted average number of common shares and
  equivalents outstanding during each period
  --fully diluted basis.......................     71,520      70,120     85,560
                                                   ------      ------     ------
                                                   ------      ------     ------

Fully diluted earnings (loss)
  per common share (1):
    Continuing operations.....................      $ .49       $(.33)     $(.36)
    Discontinued operations...................       (.01)        .02        .03
                                                    -----       -----      -----
    Income (loss) before extraordinary
      income..................................        .48        (.31)      (.33)
    Extraordinary income......................        --          --         .11
                                                    -----       -----      -----
    Net income (loss).........................      $ .48       $(.31)     $(.22)
                                                    -----       -----      -----
                                                    -----       -----      -----

- --------------------
(1) Amounts agree to primary earnings (loss) per common share amounts since the results of assumed conversion of dilutive securities in 1992, 1991 and 1990 are anti-dilutive.